                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Com-
                                         mission Only (as permitted by
                                         Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Revised Materials
[ ] Soliciting Material Pursuant to Section 140.14a-12

                         VAN KAMPEN SENIOR INCOME TRUST

                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials.

                                --  MAY 2006  --
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 TO VAN KAMPEN
                        SENIOR INCOME TRUST SHAREHOLDERS
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

---------------------------------------
   Although we recommend that you read the complete Proxy Statement, we have provided for your convenience a brief overview of the issues to be voted on.
---------------------------------------
Q      WHY IS A SHAREHOLDER
       MEETING BEING HELD?

A      The Van Kampen Senior
Income Trust is traded on a nationally recognized stock exchange and is required to hold an annual meeting of shareholders.

Q      WHAT PROPOSAL WILL BE
       VOTED ON?

A      You are being asked to elect
nominees for the Board of Trustees.

Q      WILL MY VOTE MAKE
       A DIFFERENCE?

A      Yes, your vote is important
and will make a difference no matter how many shares you own. We encourage all shareholders to participate in the governance of their Fund.

Q      HOW DOES THE BOARD OF
       TRUSTEES RECOMMEND THAT I VOTE?

A      The Board recommends
that you vote "FOR ALL" of the nominees on the enclosed proxy card.

Q      WHERE DO I CALL FOR
       MORE INFORMATION?

A      Please call Van Kampen's
Client Relations Department at 1-800-341-2929 (Telecommunications Device for the Deaf users may call 1-800-421-2833) or visit our website at www.vankampen.com, where you can send us an e-mail message by selecting "Contact Us."

                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

ELECTION OF TRUSTEES - mark "FOR ALL," "WITHHOLD" or "FOR ALL EXCEPT."

To withhold authority to vote for any one or more individual nominee(s), check "FOR ALL EXCEPT" and write the nominee's name in the line below.

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE

                         VAN KAMPEN SENIOR INCOME TRUST
                         ANNUAL MEETING OF SHAREHOLDERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                             FOR ALL
                          FOR ALL  WITHHOLD  EXCEPT
1.   Authority to vote        [ ]    [ ]       [ ]      2. To transact such other business as may
     for the election as                                   properly come before the Meeting.
     Class X Trustees
     the nominees named
     below:

XXXXXXXXX, XXXXXXXXX, XXXXXXXXX

     To withhold authority to vote for any one or more
     individual nominee check "For All Except" and write
     the
     nominee's name on the line below.
     ----------------------------------

Please be sure to sign and date this Proxy, Date

Shareholder sign here       Co-owner sign here

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                   SAMPLE

                         VAN KAMPEN SENIOR INCOME TRUST

                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                            TELEPHONE (800) 341-2929

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 23, 2006

  Notice is hereby given to the holders of common shares of beneficial interest ("Common Shares") and holders of preferred shares of beneficial interest ("Preferred Shares") of the Van Kampen Senior Income Trust (the "Fund") that the Annual Meeting of Shareholders of the Fund (the "Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Friday, June 23, 2006 at 9:30 a.m., for the following purposes:

1. To elect:

  (a) two Class I Trustees, each by the holders of Common Shares of the Fund, to each serve for a two year term or until a successor shall have been duly elected and qualified;

  (b) three Class II Trustees, two by the holders of Common Shares of the Fund and one by holders of the Preferred Shares of the Fund, to each serve for a three year term or until a successor share have been duly elected and qualified;

  (c) two Class III Trustees, each by holders of the Common Shares of the Fund, to each serve for a one year term or until a successor shall have been duly elected and qualified.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

  Holders of record of the Common Shares and Preferred Shares of the Fund at the close of business on May 12, 2006 are entitled to notice of and to vote at the Meeting and any adjournment thereof.

                                    By order of the Board of Trustees

                                    Lou Anne McInnis,
                                    Assistant Secretary
May 19, 2006

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT AND SEMI-ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING 1-800-341-2929 (TDD USERS MAY CALL 1-800-421-2833) OR BY WRITING TO THE FUND AT 1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

  SHAREHOLDERS OF THE FUND ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN SUCH PROXY CARD(S), AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

  The Board of Trustees of the Fund recommends that you cast your vote:

  - FOR ALL of the nominees for the Board of Trustees listed in the Proxy Statement.

                            YOUR VOTE IS IMPORTANT.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                PROXY STATEMENT

                         VAN KAMPEN SENIOR INCOME TRUST

                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                            TELEPHONE (800) 341-2929

                         ANNUAL MEETING OF SHAREHOLDERS

                                 JUNE 23, 2006
------------------------------------------------------------------------------
                                  INTRODUCTION
------------------------------------------------------------------------------

  This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Trustees" or the "Board") of the Van Kampen Senior Income Trust (the "Fund") of proxies to be voted at an Annual Meeting of Shareholders of the Fund, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Friday, June 23, 2006, at 9:30 a.m. The Meeting will be an annual meeting for the Fund. The approximate mailing date of this Proxy Statement and accompanying form of proxy is May 24, 2006.

  Participating in the Meeting are holders of common shares of beneficial interest (the "Common Shares") and the holders of preferred shares of beneficial interest (the "Preferred Shares") of the Fund. The Common Shares and the Preferred Shares of the Fund are sometimes referred to herein as the "Shares." The purpose of the Meeting is to permit holders of the Fund's Common Shares to elect six Trustees and the holders of the Fund's Preferred Shares to elect one Trustee.

  The Board has fixed the close of business on May 12, 2006 as the record date (the "Record Date") for the determination of holders of Common Shares and holders of Preferred Shares of the Fund entitled to vote at the Meeting. Shareholders of the Fund on the Record Date are entitled to one vote per Share with respect to any proposal submitted to the shareholders of the Fund, with no Share having cumulative voting rights. At the close of business on May 12, 2006, there were issued and outstanding 180,010,000 Common Shares and 28,000 Preferred Shares of the Fund.

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING 1-800-341-2929 (TDD USERS MAY CALL 1-800-421-2833) OR BY WRITING TO THE FUND AT 1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

VOTING AND SHAREHOLDER APPROVAL

  With respect to Proposal 1(a) through (c), as described in the Notice, holders of Common Shares and Preferred Shares will vote as separate classes for the respective nominee(s) to be elected by such class of shares. The affirmative vote of a plurality of the Common Shares of the Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee of the Fund designated to be elected by the holders of the Common Shares of the Fund. The affirmative vote of a plurality of the Preferred Shares of a Fund present at the Meeting in person or by proxy is required to elect such nominee for Trustee of the Fund designated to be elected by the holders of the Preferred Shares of the Fund. Election by plurality means those persons who receive the highest number of votes cast "FOR" up to the total number of persons to be elected as Trustees at the Meeting shall be elected. There is no cumulative voting with respect to the election of Trustees.

  THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU CAST YOUR VOTE "FOR ALL" OF THE NOMINEES FOR THE BOARD OF TRUSTEES LISTED IN THE PROXY STATEMENT.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" each proposal as to which they are entitled to be voted. Abstentions and broker non-votes (i.e., where a nominee such as a broker, holding shares for beneficial owners, indicates that instructions have not been received from the beneficial owners, and the nominee does not exercise discretionary authority) are not treated as votes "FOR" a proposal. With respect to the election of Trustees, abstentions and broker non-votes are disregarded since only votes "FOR" are considered in a plurality voting requirement. A majority of the outstanding Shares of the Fund entitled to vote must be present in person or by proxy to have a quorum for the Fund to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

  The Fund knows of no business other than the election of Trustees that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, proxies (including abstentions and broker non-votes) would be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

INVESTMENT ADVISER

  Van Kampen Asset Management serves as investment adviser to the Fund (the "Adviser"). The principal business address of the Adviser is 1221 Avenue of the Americas, New York, New York 10020. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is one of the nation's largest investment management companies, with more than $111 billion in assets under management or supervision as of April 30, 2006. Van Kampen is a wholly owned subsidiary of Morgan Stanley.

OTHER SERVICE PROVIDERS

  The Fund has entered into an administration agreement and a legal services agreement with Van Kampen. Van Kampen's principal business address is 1221 Avenue of the Americas, New York, New York 10020.
------------------------------------------------------------------------------
                            BACKGROUND ON PROPOSAL 1
------------------------------------------------------------------------------

NOMINATION OF TRUSTEES

  The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. The tables below list the five incumbent Trustees and five new nominees for Trustee. A Trustee serves until reaching his/her retirement age or until a successor has been duly elected and qualified. All nominees have consented to being named in this Proxy Statement and have agreed to serve if elected.

  Five new Trustees are to be elected at the Meeting. Holders of Common Shares will vote with respect to five new nominees: Jerry D. Choate (as a Class I Trustee), Linda Hutton Heagy (as a Class II Trustee), R. Craig Kennedy (as a Class III Trustee), Jack E. Nelson (as a Class III Trustee) and Suzanne H. Woolsey (as a Class I Trustee). It is the intention of the persons named in the enclosed proxy to vote the Common Shares represented by them for the election of the respective nominees listed unless the proxy is marked otherwise.

  The five new nominees for Trustee proposed for the Fund reflect an effort to combine the Trustees of the Fund with the Trustees/Directors of boards of other Van Kampen funds managed by the Adviser. The incumbent Trustees of the Fund already serve as Trustees of the Fund and Trustees/Directors of these other Van Kampen funds; the five new nominees already serve as Trustees/Directors of other Van Kampen funds and seek shareholder election at this Meeting to serve as

Trustees of the Fund. The incumbent Trustees (and the nominees) believe that the addition of these five new Trustees will create efficiencies and improve the effectiveness of the Trustees' oversight of the Fund, as well as other Van Kampen funds, and the funds' management. The incumbent Trustees reviewed shareholder benefits and costs (as well as benefits and costs to the management company) of combining the Trustees/Directors of other Van Kampen funds into one board versus other alternatives to one board, including maintaining the status quo. The incumbent Trustees reviewed shareholder benefits in light of the changing environment for corporate governance. The incumbent Trustees considered the benefits of a combined board to include, among other things: increased number of independent board members compared to interested board members; greater efficiency and effectiveness in overseeing similarly-situated funds and service providers; broader experience, knowledge, diversity and expertise among board members; experienced board members at future retirements of other board members; and improved efficiencies among management resources. The incumbent Trustees considered their goals on behalf of the Fund in pursuing a combination, their current relationship with management and the anticipated post-combination relationship with management, the qualitative and quantitative effects of a board combination on the Trustees, and efficiencies and improved effectiveness that may be achieved at the Fund level, board level, management level and among third-party service providers. After reviewing these considerations, the incumbent Trustees concluded that addition of these five new Trustees is likely to benefit the shareholders of the Fund. As discussed below, if the nominees are elected, the existing committees of the Board may be changed to better align the Board committees of the Fund with the Board committees of other Van Kampen funds.

  As in the past, only one class of incumbent Trustees is being submitted to shareholders of the Fund for election at the Meeting, however, all of the new nominees for Trustees are being submitted to shareholders of the Fund for election at the Meeting. The Declaration of Trust of the Fund provides that the Board of Trustees shall consist of Trustees divided into three classes, the classes to be as nearly equal in number as possible. The Trustees of only one class are elected at each annual meeting so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. Consistent with the foregoing, only one class of incumbent Trustees is up for election for the Fund; however, each of the new nominees for Trustee is up for election this year with staggered terms so that the new Trustees are divided into the existing three classes as nearly equal in number as possible. This type of classification may prevent replacement of a majority of Trustees of the Fund for up to a two-year period. The foregoing is subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), Massachusetts state law, the Fund's Declaration of Trust and the Fund's Bylaws.

------------------------------------------------------------------------------
                        PROPOSAL 1: ELECTION OF TRUSTEES
------------------------------------------------------------------------------

Trustees are to be elected by shareholders at the Meeting in the following manner:

  (a) two Class I Trustees are to be elected at the Meeting, each to serve until the later of the Fund's Annual Meeting of Shareholders in 2008 or until a successor has been duly elected and qualified. Holders of Common Shares will vote with respect to two Class I Trustees: Jerry D. Choate and Suzanne H. Woolsey. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed unless the proxy is marked otherwise.

  (b) three Class II Trustees are to be elected at the Meeting, each to serve until the later of the Fund's Annual Meeting of Shareholders in 2009 or until a successor has been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to two Class II Trustees designated to be elected by such class of shares: Linda Hutton Heagy and Wayne W. Whalen. Holders of Preferred Shares, voting as a separate class, will vote with respect to one Class II Trustee designated to be elected by such class of shares: Rod Dammeyer. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed unless the proxy is marked otherwise.

  (c) two Class III Trustees are to be elected at the Meeting, each to serve until the later of the Fund's Annual Meeting of Shareholders in 2007 or until a successor has been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to two Class III Trustees designated to be elected by such class of shares: Jack E. Nelson and R. Craig Kennedy. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed unless the proxy is marked otherwise.

 INFORMATION REGARDING INCUMBENT TRUSTEES AND NOMINEES FOR ELECTION AS TRUSTEE

  The tables below list the incumbent Trustees and nominees for Trustee, their principal occupations during the last five years, other directorships held by them and their affiliations, if any, with the Adviser, Van Kampen Funds Inc., Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services, Inc. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Proxy Statement.

INDEPENDENT NEW NOMINEES FOR TRUSTEE:

                                                                                                  NUMBER OF
                                          TERM OF                                                  FUNDS IN
                                         OFFICE AND                                                  FUND
                            POSITION(S)  LENGTH OF                                                 COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                       OVERSEEN
OF TRUSTEE                     FUND        SERVED    DURING PAST 5 YEARS                          BY TRUSTEE

Jerry D. Choate(1) (67)         N/A         N/A      Prior to January 1999, Chairman and Chief       65+
33971 Selva Road                                     Executive Officer of the Allstate
Suite 130                                            Corporation ("Allstate") and Allstate
Dana Point, CA 92629                                 Insurance Company. Prior to January 1995,
                                                     President and Chief Executive Officer of
                                                     Allstate. Prior to August 1994, various
                                                     management positions at Allstate.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF TRUSTEE                  HELD BY TRUSTEE

Jerry D. Choate(1) (67)     Trustee/Director/Managing
33971 Selva Road            General Partner of funds in
Suite 130                   the Fund Complex. Director
Dana Point, CA 92629        of Amgen Inc., a
                            biotechnological company,
                            and Director of Valero
                            Energy Corporation, an
                            independent refining
                            company.

                                                                                                  NUMBER OF
                                          TERM OF                                                  FUNDS IN
                                         OFFICE AND                                                  FUND
                            POSITION(S)  LENGTH OF                                                 COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                       OVERSEEN
OF TRUSTEE                     FUND        SERVED    DURING PAST 5 YEARS                          BY TRUSTEE

Linda Hutton Heagy(2) (57)  N/A             N/A      Managing Partner of Heidrick & Struggles,       65+
Heidrick & Struggles                                 an executive search firm. Trustee on the
233 South Wacker Drive                               University of Chicago Hospitals Board,
Suite 7000                                           Vice Chair of the Board of the YMCA of
Chicago, IL 60606                                    Metropolitan Chicago and a member of the
                                                     Women's Board of the University of
                                                     Chicago. Prior to 1997, Partner of Ray &
                                                     Berndtson, Inc., an executive recruiting
                                                     firm. Prior to 1996, Trustee of The
                                                     International House Board, a fellowship
                                                     and housing organization for international
                                                     graduate students. Prior to 1995,
                                                     Executive Vice President of ABN AMRO,
                                                     N.A., a bank holding company. Prior to
                                                     1990, Executive Vice President of The
                                                     Exchange National Bank.

R. Craig Kennedy(3) (54)    N/A             N/A      Director and President of the German            65+
1744 R Street, N.W.                                  Marshall Fund of the United States, an
Washington, D.C. 20009                               independent U.S. foundation created to
                                                     deepen understanding, promote
                                                     collaboration and stimulate exchanges of
                                                     practical experience between Americans and
                                                     Europeans. Formerly, advisor to the Dennis
                                                     Trading Group Inc., a managed futures and
                                                     option company that invests money for
                                                     individuals and institutions. Prior to
                                                     1992, President and Chief Executive
                                                     Officer, Director and member of the
                                                     Investment Committee of the Joyce
                                                     Foundation, a private foundation.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF TRUSTEE                  HELD BY TRUSTEE

Linda Hutton Heagy(2) (57)  Trustee/Director/Managing
Heidrick & Struggles        General Partner of funds in
233 South Wacker Drive      the Fund Complex.
Suite 7000
Chicago, IL 60606

R. Craig Kennedy(3) (54)    Trustee/Director/Managing
1744 R Street, N.W.         General Partner of funds in
Washington, D.C. 20009      the Fund Complex.

                                                                                                  NUMBER OF
                                          TERM OF                                                  FUNDS IN
                                         OFFICE AND                                                  FUND
                            POSITION(S)  LENGTH OF                                                 COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                       OVERSEEN
OF TRUSTEE                     FUND        SERVED    DURING PAST 5 YEARS                          BY TRUSTEE

Jack E. Nelson(3) (70)      N/A             N/A      President of Nelson Investment Planning         65+
423 Country Club Drive                               Services, Inc., a financial planning
Winter Park, FL 32789                                company and registered investment adviser
                                                     in the State of Florida. President of
                                                     Nelson Ivest Brokerage Services Inc., a
                                                     member of the NASD, Securities Investors
                                                     Protection Corp. and the Municipal
                                                     Securities Rulemaking Board. President of
                                                     Nelson Sales and Services Corporation, a
                                                     marketing and services company to support
                                                     affiliated companies.

Suzanne H. Woolsey,         N/A             N/A      Chief Communications Officer of the             65+
Ph.D.(1) (64)                                        National Academy of Sciences/National
815 Cumberstone Road                                 Research Council, an independent,
Harwood, MD 20776                                    federally chartered policy institution,
                                                     from 2001 to November 2003 and Chief
                                                     Operating Officer from 1993 to 2001.
                                                     Director of the Institute for Defense
                                                     Analyses, a federally funded research and
                                                     development center, Director of the German
                                                     Marshall Fund of the United States,
                                                     Director of the Rocky Mountain Institute
                                                     and Trustee of Colorado College. Prior to
                                                     1993, Executive Director of the Commission
                                                     on Behavioral and Social Sciences and
                                                     Education at the National Academy of
                                                     Sciences/National Research Council. From
                                                     1980 through 1989, Partner of Coopers &
                                                     Lybrand.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF TRUSTEE                  HELD BY TRUSTEE

Jack E. Nelson(3) (70)      Trustee/Director/Managing
423 Country Club Drive      General Partner of funds in
Winter Park, FL 32789       the Fund Complex.

Suzanne H. Woolsey,         Trustee/Director/Managing
Ph.D.(1) (64)               General Partner of funds in
815 Cumberstone Road        the Fund Complex. Director
Harwood, MD 20776           of Fluor Corp., an
                            engineering, procurement and
                            construction organization,
                            since January 2004 and
                            Director of Neurogen
                            Corporation, a
                            pharmaceutical company,
                            since January 1998.

INDEPENDENT INCUMBENT TRUSTEES:

                                                                                                  NUMBER OF
                                            TERM OF                                                FUNDS IN
                                           OFFICE AND                                                FUND
                              POSITION(S)  LENGTH OF                                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                     OVERSEEN
OF TRUSTEE                       FUND        SERVED    DURING PAST 5 YEARS                        BY TRUSTEE
David C. Arch(1) (60)         Trustee       Trustee    Chairman and Chief Executive Officer of        67
Blistex Inc.                               since 1998  Blistex Inc., a consumer health care
1800 Swift Drive                                       products manufacturer. Director of the
Oak Brook, IL 60523                                    Heartland Alliance, a nonprofit
                                                       organization serving human needs based
                                                       in Chicago. Director of St. Vincent de
                                                       Paul Center, a Chicago based day care
                                                       facility serving the children of low
                                                       income families. Board member of the
                                                       Illinois Manufacturers' Association.


NAME, AGE AND ADDRESS         OTHER DIRECTORSHIPS
OF TRUSTEE                    HELD BY TRUSTEE
David C. Arch(1) (60)         Trustee/Director/Managing
Blistex Inc.                  General Partner of funds in
1800 Swift Drive              the Fund Complex.
Oak Brook, IL 60523

                                                                                                  NUMBER OF
                                            TERM OF                                                FUNDS IN
                                           OFFICE AND                                                FUND
                              POSITION(S)  LENGTH OF                                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                     OVERSEEN
OF TRUSTEE                       FUND        SERVED    DURING PAST 5 YEARS                        BY TRUSTEE
Rod Dammeyer(2)** (65)        Trustee       Trustee    President of CAC, LLC., a private              67
CAC, L.L.C.                                since 1998  company offering capital investment and
4350 LaJolla Village Drive                             management advisory services. Prior to
Suite 980                                              February 2001, Vice Chairman and
San Diego, CA 92122-6223                               Director of Anixter International, Inc.,
                                                       a global distributor of wire, cable and
                                                       communications connectivity products.
                                                       Prior to July 2000, Managing Partner of
                                                       Equity Group Corporate Investment (EGI),
                                                       a company that makes private investments
                                                       in other companies.


NAME, AGE AND ADDRESS         OTHER DIRECTORSHIPS
OF TRUSTEE                    HELD BY TRUSTEE
Rod Dammeyer(2)** (65)        Trustee/Director/Managing
CAC, L.L.C.                   General Partner of funds in
4350 LaJolla Village Drive    the Fund Complex. Director
Suite 980                     of Quidel Corporation,
San Diego, CA 92122-6223      Stericycle, Inc., Ventana
                              Medical Systems, Inc., and
                              GATX Corporation and Trustee
                              of The Scripps Research
                              Institute. Prior to January
                              2005, Trustee of the
                              University of Chicago
                              Hospitals and Health
                              Systems. Prior to April
                              2004, Director of
                              TheraSense, Inc. Prior to
                              January 2004, Director of
                              TeleTech Holdings Inc. and
                              Arris Group, Inc. Prior to
                              May 2002, Director of
                              Peregrine Systems Inc. Prior
                              to February 2001, Director
                              of IMC Global Inc.

                                                                                                  NUMBER OF
                                            TERM OF                                                FUNDS IN
                                           OFFICE AND                                                FUND
                              POSITION(S)  LENGTH OF                                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                     OVERSEEN
OF TRUSTEE                       FUND        SERVED    DURING PAST 5 YEARS                        BY TRUSTEE

Howard J Kerr(1) (70)         Trustee       Trustee    Prior to 1998, President and Chief             67
14 Huron Trace                             since 1998  Executive Officer of Pocklington
Galena, IL 61036                                       Corporation, Inc., an investment holding
                                                       company. Director of the Marrow
                                                       Foundation.

Hugo F. Sonnenschein(3)**     Trustee       Trustee    President Emeritus and Honorary Trustee        67
(65)                                       since 1998  of the University of Chicago and the
1126 E. 59th Street                                    Adam Smith Distinguished Service
Chicago, IL 60637                                      Professor in the Department of Economics
                                                       at the University of Chicago. Prior to
                                                       July 2000, President of the University
                                                       of Chicago. Trustee of the University of
                                                       Rochester and a member of its investment
                                                       committee. Member of the National
                                                       Academy of Sciences, the American
                                                       Philosophical Society and a fellow of
                                                       the American Academy of Arts and
                                                       Sciences.


NAME, AGE AND ADDRESS         OTHER DIRECTORSHIPS
OF TRUSTEE                    HELD BY TRUSTEE

Howard J Kerr(1) (70)         Trustee/Director/Managing
14 Huron Trace                General Partner of funds in
Galena, IL 61036              the Fund Complex. Director
                              of the Lake Forest Bank &
                              Trust.

Hugo F. Sonnenschein(3)**     Trustee/Director/Managing
(65)                          General Partner of funds in
1126 E. 59th Street           the Fund Complex. Director
Chicago, IL 60637             of Winston Laboratories,
                              Inc.

INTERESTED INCUMBENT TRUSTEE:

                                                                                                                    NUMBER OF
                                           TERM OF                                                                   FUNDS IN
                                          OFFICE AND                                                                   FUND
                             POSITION(S)  LENGTH OF                                                                  COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                                        OVERSEEN
OF TRUSTEE                      FUND        SERVED    DURING PAST 5 YEARS                                           BY TRUSTEE

Wayne W. Whalen*(2) (66)     Trustee       Trustee    Partner in the law firm of Skadden, Arps, Slate, Meagher &        67
333 West Wacker Drive                     since 1998  Flom LLP, legal counsel to certain funds in the Fund
Chicago, IL 60606                                     Complex.


NAME, AGE AND ADDRESS        OTHER DIRECTORSHIPS
OF TRUSTEE                   HELD BY TRUSTEE

Wayne W. Whalen*(2) (66)     Trustee/Director/
333 West Wacker Drive        Managing General
Chicago, IL 60606            Partner of funds in
                             the Fund Complex.
                             Director of the
                             Abraham Lincoln
                             Presidential Library
                             Foundation.

---------------
(1) Designated as a Class I Trustee/Nominee for Trustee.

(2) Designated as a Class II Trustee/Nominee for Trustee.

(3) Designated as a Class III Trustee/Nominee for Trustee.

+ If elected, nominee for Trustee would oversee 66 funds in the Fund Complex.
  It is anticipated that the five nominees also are to be nominated to join the Board of Trustees of Van Kampen Senior Loan Fund at its Special Meeting of Shareholders; thus, if elected to the Fund and Van Kampen Senior Loan Fund, the nominee for Trustee would oversee 67 funds in the Fund Complex.

N/A--Not applicable to nominees for Trustees.

 * Mr. Whalen is an interested person of funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.
** Messrs. Dammeyer and Sonnenschein are elected by the holders of the Fund's
   Preferred Shares.

REMUNERATION OF TRUSTEES

  The compensation of Trustees and executive officers who are affiliated persons (as defined in 1940 Act) of the Adviser or Van Kampen is paid by the respective affiliated entity. The funds in the Fund Complex, including the Fund, pay the non-affiliated Trustees an annual retainer and meeting fees.

  Each fund in the Fund Complex (except the Van Kampen Exchange Fund) provides a deferred compensation plan to its non-affiliated Trustees that allows such Trustees to defer receipt of compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as selected by the respective non-affiliated Trustees. Each fund in the Fund Complex (except the Van Kampen Exchange Fund) also provides a retirement plan to its non-affiliated Trustees that provides non-affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  Each non-affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such non-affiliated Trustee until retirement. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to the return on the common shares of such fund or other funds in the Fund Complex as selected by the respective non-affiliated Trustee, with the same economic effect as if such non-affiliated Trustee had invested in one or more funds in the Fund Complex, including the Funds. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the non-affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

  The Fund has adopted a retirement plan. Under the retirement plan, a non-affiliated Trustee who is receiving Trustee's compensation from the Fund prior to such non-affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) for the Fund and retires at or after attaining the age of 60, is eligible to receive a retirement benefit each year for ten years following such Trustee's retirement from the Fund. Non-affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund. Each Trustee has served as a member of each Fund's Board of Trustees since the year of such Trustee's appointment or election as set forth in the "Information Regarding Incumbent Trustees and Nominees for Election as Trustee" section of this Proxy Statement.

  Additional information regarding compensation and benefits for incumbent Trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the Fund's most recently completed fiscal year ended

July 31, 2005, the Fund Complex's most recently completed calendar year ended December 31, 2005 or the date of this Proxy Statement.

                               COMPENSATION TABLE

                                                                  FUND COMPLEX
                                                ------------------------------------------------
                                                   AGGREGATE
                                                   PENSION OR                          TOTAL
                                                   RETIREMENT        AGGREGATE     COMPENSATION
                                  AGGREGATE         BENEFITS         ESTIMATED        BEFORE
                                 COMPENSATION       ACCRUED           ANNUAL       DEFERRAL FROM
                                   FROM THE        AS PART OF      BENEFITS UPON       FUND
            NAME(1)                FUND(2)      FUND EXPENSES(3)   RETIREMENT(4)    COMPLEX(5)
            -------              ------------   ----------------   -------------   -------------
INDEPENDENT TRUSTEES
David C. Arch..................    $17,608          $ 40,874         $105,000        $222,935
Rod Dammeyer...................     17,814            73,108          105,000         222,935
Howard J Kerr..................     17,814           158,695          103,750         222,935
Hugo F. Sonnenschein...........     17,814            74,118          105,000         222,935
INTERESTED TRUSTEE
Wayne W. Whalen................     17,814            80,233          105,000         222,935

---------------
(1) Richard F. Powers resigned as a member of the Board of Trustees of the Fund and other funds in the Fund Complex on September 22, 2005.

(2) The amounts shown in this column are the aggregate compensation payable by the Fund for its fiscal year ended in July 31, 2005 before deferral by the Trustees under the deferred compensation plan. The following Trustees deferred compensation from the Fund during the fiscal year ended July 31, 2005: Mr. Dammeyer, $17,814; Mr. Sonnenschein, $17,814; and Mr. Whalen, $17,814. The cumulative deferred compensation (including interest) accrued with respect to each Trustee, including former Trustees, from the Fund as of the Fund's fiscal year ended July 31, 2005 is as follows: Mr. Dammeyer, $119,366; Mr. Kerr, $10,423; Mr. Sonnenschein, $123,220; and Mr. Whalen,
    $134,492.

(3) The amounts shown in this column represent the sum of the estimated pension or retirement benefit accruals expected to be accrued by the operating funds in the Fund Complex for their respective fiscal years ended in 2005. The retirement plan is described above the compensation table.

(4) For each Trustee, this is the sum of the estimated maximum annual benefits payable by the current (i.e., as of the date of this Proxy Statement) operating funds in the Fund Complex for each year of the 10-year period commencing in the year of such Trustee's anticipated retirement. The retirement plan is described above the compensation table.

(5) The amounts shown in this column are accumulated from the aggregate compensation of the operating investment companies in the Fund Complex for the calendar year ended December 31, 2005 before deferral by the Trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

BOARD COMMITTEES AND MEETINGS

  The Fund's Board of Trustees has one standing committee (an audit and governance committee). This committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are

"independent" of the Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

  The Board's audit committee consists of Messrs. Arch, Dammeyer, Kerr and Sonnenschein. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent public auditors, reviews with such auditors the scope and results of the Fund's annual audit and considers any comments which the auditors may have regarding the Fund's financial statements, books of account or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of the Fund with management as well as with the independent auditors of the Fund, and discussed with the independent auditors the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent auditors required under Independence Standards Board Standard No. 1 and has discussed with the independent auditors their independence. Based on this review, the audit committee recommended to the Board of Trustees of the Fund that the Fund's audited financial statements be included in the Fund's annual report to shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission ("SEC"). The Fund's audit committee financial expert is Mr. Dammeyer.

  In accordance with proxy rules promulgated by the SEC, a fund's audit committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The audit committee charter for the Fund was attached as Annex A to the Fund's 2004 Proxy Statement.

  The Board's governance committee consists of Messrs. Arch, Dammeyer, Kerr and Sonnenschein. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the respective Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Fund select and nominate any other nominee Independent Trustees for the respective Fund. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

  In accordance with proxy rules promulgated by the SEC, a fund's nominating committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The governance committee charter for the Fund, which includes the Fund's nominating policies, was attached as Annex B to the Fund's 2004 Proxy Statement.

  During the fiscal year ended July 31, 2005, the Board of Trustees of the Fund held 16 meetings. During the Fund's last fiscal year, the audit and governance committee held 4 meetings. During the last fiscal year, each of the Trustees of the Fund during the period such Trustee served as a Trustee attended at least 75% of the meetings of the Board of Trustees and all committee meetings thereof of which such Trustee was a member.

  If the new nominees are elected to the Board, it is anticipated that the Board will change its committee structure to better align the Board committees of the Fund with the Board committees of the other Van Kampen funds that are overseen by the same Trustees. Accordingly, the Board is expected to split the current audit and governance committee into two separate standing committees of the Board. The membership of the audit committee would be changed to include Messrs. Choate, Dammeyer and Kennedy. The membership of the governance committee would be changed to include Messrs. Arch, Kerr and Nelson. A new committee, entitled the brokerage and services committee, would be created and its members would include Mesdames Heagy and Woolsey and Mr. Sonnenschein. The brokerage and services committee would review the Fund's allocation of brokerage transactions, if any, and review transfer agency and shareholder servicing arrangements. If structured in this way, all committees of the Fund would be comprised of "Independent Trustees" as defined above.

SHAREHOLDER COMMUNICATIONS

  Shareholders may send communications to the Fund's Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for such Trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

SHAREHOLDER APPROVAL

  With respect to this proposal, the holders of Common Shares and Preferred Shares, voting as a separate class, will vote on the respective nominees designated to be elected by such class of shares. The affirmative vote of a plurality of the Common Shares of each Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee designated to be elected by the Common Shares and the affirmative vote of a plurality of the Preferred Shares of the Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee designated to be elected by the Preferred Shares. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR ALL" OF THE NOMINEES.

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------

EXECUTIVE OFFICERS OF THE FUND

  The following information relates to the executive officers of the Fund. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser as of the date of this Proxy Statement. The officers of the Fund are appointed annually by the Trustees and serve for one year or until their respective successors are chosen and qualified. The Fund's officers receive no compensation from the Fund but may also be officers of the Adviser or officers of affiliates of the Adviser and receive compensation in such capacities.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS

Ronald E. Robison (67)        President and       Officer     President of funds in the Fund Complex since September 2005
1221 Avenue of the Americas   Principal           since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10020            Executive Officer               since May 2003. Managing Director of Van Kampen Advisors
                                                              Inc. since June 2003. Director of Investor Services since
                                                              September 2002. Director of the Adviser, Van Kampen
                                                              Investments and Van Kampen Exchange Corp. since January
                                                              2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                              & Co. Incorporated. Managing Director and Director of Morgan
                                                              Stanley Investment Management Inc. Chief Administrative
                                                              Officer, Managing Director and Director of Morgan Stanley
                                                              Investment Advisors Inc. and Morgan Stanley Services Company
                                                              Inc. and Managing Director and Director of Morgan Stanley
                                                              Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                              Executive Officer and Director of Morgan Stanley Trust.
                                                              Executive Vice President and Principal Executive Officer of
                                                              the Institutional and Retail Morgan Stanley Funds. Director
                                                              of Morgan Stanley SICAV. Previously Chief Global Operations
                                                              Officer of Morgan Stanley Investment Management Inc. and
                                                              Executive Vice President of funds in the Fund Complex from
                                                              May 2003 to September 2005.

Howard Tiffen (57)            Vice President      Officer     Managing Director of the Adviser and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of the senior loan funds advised by the
Oakbrook Terrace, IL 60181                                    Adviser. Prior to 1999, senior portfolio manager for Pilgrim
                                                              Investments. Associate of and a member of the Economic Club of Chicago.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS

Amy R. Doberman (44)          Vice President      Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                       since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                            Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                              and the Adviser. Vice President of the Morgan Stanley
                                                              Institutional and Retail Funds since July 2004 and Vice
                                                              President of funds in the Fund Complex as of August 2004.
                                                              Previously, Managing Director and General Counsel of
                                                              Americas, UBS Global Asset Management from July 2000 to July
                                                              2004 and General Counsel of Aeltus Investment Management,
                                                              Inc from January 1997 to July 2000.
Stefanie V. Chang (39)        Vice President and  Officer     Executive Director of Morgan Stanley Investment Management
1221 Avenue of the Americas   Secretary           since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10020                                            Complex.

John L. Sullivan (50)         Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza              Officer             since 1989  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                    Director of Van Kampen Investments, the Adviser, Van Kampen
                                                              Advisors Inc. and certain other subsidiaries of Van Kampen
                                                              Investments, Vice President, Chief Financial Officer and
                                                              Treasurer of funds in the Fund Complex and head of Fund
                                                              Accounting for Morgan Stanley Investment Management. Prior
                                                              to December 2002, Executive Director of Van Kampen
                                                              Investments, the Adviser and Van Kampen Advisors Inc.

Phillip G. Goff (42)          Chief Financial     Officer     Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza              Officer and         since 2005  Inc. since June 2005. Chief Financial Officer and Treasurer
Oakbrook Terrace, IL 60181    Treasurer                       of funds in the Fund Complex since August 2005. Prior to
                                                              June 2005, Vice President and Chief Financial Officer of
                                                              Enterprise Capital Management, Inc., an investment holding company.

SHAREHOLDER INFORMATION

  Excluding deferred compensation balances as described in the Compensation Table, as of May 12, 2006, each incumbent Trustee and nominee for Trustee beneficially owned equity securities of the Fund and other funds in the Fund Complex overseen by the Trustees in the dollar range amounts as specified below.

               TRUSTEE/NOMINEE BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT TRUSTEES/NOMINEES

                                                                TRUSTEE/NOMINEE
                       -------------------------------------------------------------------------------------------------
                         ARCH     CHOATE    DAMMEYER    HEAGY     KENNEDY     KERR     NELSON    SONNENSCHEIN   WOOLSEY
                         ----     ------    --------    -----     -------     ----     ------    ------------   -------
Dollar range of
 equity securities in
 the Fund............  None       None      None       None       None       None      None      $1-            None
                                                                                                  $10,000
Aggregate dollar
 range of equity
 securities in all
 registered
 investment companies
 overseen by Trustee/
 Nominee in Fund
 Complex.............  $50,001-   $1-       over       $50,001-   over       $1-       $1-       $50,001-       $10,001-
                       $100,000   $10,000   $100,000   $100,000   $100,000   $10,000   $10,000    $100,000      $50,000

INTERESTED TRUSTEE

                                                        TRUSTEE
                                                        --------
                                                         WHALEN
                                                         ------
Dollar range of equity securities in the Fund.........  $1-
                                                        $10,000
Aggregate dollar range of equity securities in all
  registered investment companies overseen by Trustee
  in Fund Complex.....................................  over
                                                        $100,000

  Including deferred compensation balances as described in the Compensation Table, as of May 12, 2006, each incumbent Trustee and nominee for Trustee owned the dollar ranges of amounts of the Fund and other funds in the Fund Complex as specified below.

         TRUSTEE/NOMINEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

INDEPENDENT TRUSTEES/NOMINEES

                                                                  TRUSTEE/NOMINEE
                       -----------------------------------------------------------------------------------------------------
                         ARCH       CHOATE    DAMMEYER    HEAGY     KENNEDY      KERR      NELSON    SONNENSCHEIN   WOOLSEY
                         ----       ------    --------    -----     -------      ----      ------    ------------   -------
Dollar range of
 equity securities
 and deferred
 compensation in the
 Fund................  None        None       None       over       None       over       None       over           None
                                                         $100,000              $100,000               $100,00
Aggregate dollar
 range of equity
 securities and
 deferred
 compensation in all
 registered
 investment companies
 overseen by Trustee/
 Nominee in Fund
 Complex.............  $50,001-    over       over       over       over       over       over       over           $10,001-
                       $100,000    $100,000   $100,000   $100,000   $100,000   $100,000   $100,000    $100,000      $50,000

INTERESTED TRUSTEE

                                                       TRUSTEE
                                                       --------
                                                        WHALEN
                                                        ------
Dollar range of equity securities and deferred
  compensation in the Fund...........................  over
                                                       $100,000
Aggregate dollar range of equity securities and
  deferred compensation in all registered investment
  companies overseen by Trustee in Fund Complex......  over
                                                       $100,000

  As of May 12, 2006, to the knowledge of the Fund, no shareholder owned beneficially more than 5% of a class of the Fund's outstanding Common Shares.

  As of May 12, 2006, the following Trustees beneficially owned Common Shares of the Fund, in the amounts shown: Mr. Sonnenschein, 793 Common Shares; and Mr. Whalen, 500 Common Shares.

  As of May 12, 2006, the Trustees and executive officers of the Fund individually and as a group owned less than 1% of the outstanding Common Shares of the Fund.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require the Fund's Trustees, officers, Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of the Fund's equity securities to file forms with the SEC and the New York Stock Exchange reporting their affiliation with the Fund and reports of ownership and changes in ownership of shares of the Fund. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to the Fund, the Fund believes that during its last fiscal year, its Trustees, officers, the Adviser and affiliated persons of the Adviser complied with the applicable filing requirements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  The Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined by the 1940 Act), has selected Deloitte & Touche LLP ("D&T") as the independent registered public accounting firm to examine the financial statements for the current fiscal year of the Fund. The selection of D&T for the current fiscal year was recommended and approved by the Fund's audit committee and approved by the Fund's Board. The Fund knows of no direct or indirect financial interest of D&T in the Fund.

AUDIT AND OTHER FEES

  The Fund and certain "covered entities" were billed the following amounts by D&T during the Fund's most recent two fiscal years.

FISCAL YEAR ENDED JULY 31, 2005

                                             NON-AUDIT FEES
                                 --------------------------------------
                        AUDIT     AUDIT-               ALL      TOTAL
ENTITY                  FEES     RELATED      TAX     OTHER   NON-AUDIT    TOTAL
------                  -----    -------      ---     -----   ---------    -----
Fund.................  $73,550   $ 10,000(2) $2,400(4)  $0    $ 12,400    $ 85,950
Covered
  Entities(1)........      N/A   $321,000(3) $    0    $0     $321,000    $321,000

FISCAL YEAR ENDED JULY 31, 2004

                                             NON-AUDIT FEES
                                 --------------------------------------
                        AUDIT     AUDIT-               ALL      TOTAL
ENTITY                  FEES     RELATED      TAX     OTHER   NON-AUDIT    TOTAL
------                  -----    -------      ---     -----   ---------    -----
Fund.................  $72,780   $ 21,500(5) $2,300(4)  $0    $ 23,800    $ 96,580
Covered
Entities(1)..........      N/A   $230,000(3) $    0    $0     $230,000    $230,000

---------------

(1) Covered Entities include the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund.

(2) Audit-Related Fees represent agreed upon procedures related to the maintenance of preferred shares of the Fund.

(3) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(4) Tax Fees represent tax advice and compliance services provided in connection with the review of the Fund's tax return.

(5) Audit-Related Fees represent agreed upon procedures, and letters provided to underwriters related to the offering, issuance and maintenance of preferred shares by the Fund.

  The audit committee of the Board has considered whether the provision of non-audit services performed by D&T to the Fund and "covered entities" is compatible with maintaining D&T's independence in performing audit services. The audit committee also is required to pre-approve services to "covered entities" to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. 100% of such services were pre-approved by the audit committee pursuant to the audit committee's pre-approval policies and procedures. The Board's pre-approval policies and procedures are included as part of the Board's audit committee charter, which was filed as Annex A to the Fund's 2004 Proxy Statement.

  Representatives of D&T will attend the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

EXPENSES

  The Fund will bear the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement and all other costs, in connection with the solicitation of proxies. The Fund will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Fund, the Adviser or Van Kampen, by the transfer agents of the Fund, by dealers or their representatives or by Computershare Fund Services, a solicitation firm that may be engaged to assist in proxy solicitation at an estimated cost of approximately $2,000.

SHAREHOLDER PROPOSALS

  To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC generally require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Shareholder proposals intended to be presented at the year 2007 Annual Meeting of Shareholders for the Fund pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Fund at the Fund's principal executive offices by January 24, 2007. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's principal executive offices not later than April 10, 2007. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of the Fund should send such proposal to the Fund at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.

GENERAL

  Management of the Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders of the Fund entitled to be present and vote at the Meeting will be available at the offices of the Fund, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting for the Fund may necessitate adjournment and may subject the Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                       Lou Anne McInnis,
                                       Assistant Secretary

May 19, 2006

                         [VAN KAMPEN INVESTMENTS LOGO]

                                                                      VVR 06

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL      ZVKS32

                                     PROXY
                         VAN KAMPEN SENIOR INCOME TRUST
                         ANNUAL MEETING OF SHAREHOLDERS
               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of Common Shares of VAN KAMPEN SENIOR INCOME TRUST, a Massachusetts business trust (the "FUND"), hereby appoints John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees,with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Friday, June 23, 2006 at 9:30 a.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein.

If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 23, 2006.

                 PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND
                      RETURN PROMPTLY IN ENCLOSED ENVELOPE

HAS YOUR ADDRESS CHANGED?

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

VAN KAMPEN
SENIOR INCOME TRUST
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694



                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL      ZVKS31

    PLEASE MARK
[X] VOTES AS IN                                                             3298
    THIS EXAMPLE


1(a) Authority to vote for the election        ---------------------------------
     as Class I Trustees, the nominees                      VAN KAMPEN
     named below:                                      SENIOR INCOME TRUST
                                               ---------------------------------
     CLASS I TRUSTEES: (01) JERRY D. CHOATE
     AND (02) SUZANNE H. WOOLSEY               2. To transact such other
                                                  business as may properly
           FOR ALL [ ]       [ ] WITH-            come before the Meeting.
           NOMINEES              HOLD
                                                  Mark box at right if an [ ]
      FOR ALL                                     address change has been
      EXCEPT  [ ] _______________________         noted on the reverse side of
                  TO WITHHOLD AUTHORITY TO        this card.
                  VOTE SIDE OF THIS CARD
                  FOR ANY INDIVIDUAL NOMINEE,     THE UNDERSIGNED HEREBY
                  CHECK "FOR ALL EXCEPT" AND      ACKNOWLEDGES RECEIPT OF THE
                  WRITE THE NOMINEE'S NAME        ACCOMPANYING NOTICE OF
                  ON THE LINE ABOVE.              MEETING AND PROXY STATEMENT
                                                  FOR THE MEETING TO BE HELD
 (b) Authority to vote for the election as        ON JUNE 23, 2006.
     Class II Trustees, the nominees named
     below:                                       Please sign this Proxy exactly
                                                  as your name or names appear
     CLASS II TRUSTEES: (03) LINDA HUTTON         on the books of the Fund.
     HEAGY AND (04) WAYNE W. WHALEN               When signing as attorney,
                                                  trustee, executor,
           FOR ALL [ ]       [ ] WITH-            administrator, custodian,
           NOMINEES              HOLD             guardian or corporate
                                                  officer, please give full
      FOR ALL                                     title. If Common Shares are
      EXCEPT  [ ] _______________________         held jointly, each holder
                  TO WITHHOLD AUTHORITY TO        must sign.
                  VOTE SIDE OF THIS CARD
                  FOR ANY INDIVIDUAL NOMINEE,
                  CHECK "FOR ALL EXCEPT" AND
                  WRITE THE NOMINEE'S NAME
                  ON THE LINE ABOVE.

 (c) Authority to vote for the election as Class III Trustees, the nominees listed below:

     CLASS III TRUSTEES: (05) JACK E. NELSON
     AND (06) R. CRAIG KENNEDY

           FOR ALL [ ]          [ ] WITH-
           NOMINEES                 HOLD

      FOR ALL
      EXCEPT [ ] _______________________
                 TO WITHHOLD AUTHORITY TO
                 VOTE SIDE OF THIS CARD
                 FOR ANY INDIVIDUAL NOMINEE,
                 CHECK "FOR ALL EXCEPT" AND
                 WRITE THE NOMINEE'S NAME
                 ON THE LINE ABOVE.

Shareholder                            Co-owner
Signature: ____________  Date: ______  Signature: ____________  Date: ______